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                                                                    EXHIBIT 23.2

                        CONSENT OF KPMG PEAT MARWICK LLP

The Board of Directors
Fresh America Corp.


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                                       /s/ KPMG PEAT MARWICK LLP

Dallas, Texas
April 30, 1998